
                                                                      Exhibit 99

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                            STOCK PURCHASE AGREEMENT

                                  By and Among



             Interliant Consulting and Professional Services, Inc.,

                 Interliant Managed Application Solutions, Inc.

                           Interliant Services, Inc.



                          IMAS Acquisition Corporation

                                      and

                         Interpath Communications, Inc.



                           Dated as of July 20, 2001



================================================================================
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                                 TABLE OF CONTENTS
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ARTICLE 1 SALE AND PURCHASE OF SHARES.........................................     1

     Section 1.1     Company Shares...........................................     1
     Section 1.2     [Intentionally Left Blank]...............................     1
     Section 1.3     Closing..................................................     1
     Section 1.4     Purchase Price...........................................     2
     Section 1.5     Deliveries at Closing....................................     4

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF THE...............................     6

     Section 2.1     Organization and Authority of the Seller.................     6
     Section 2.2     Ownership of Company Shares..............................     6
     Section 2.3     No Violations............................................     6
     Section 2.4     Brokers' and Finders' Fees...............................     7
     Section 2.5     Full Disclosure..........................................     7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................     7

     Section 3.1     Organization and Authority of the Company; Company
                      Shares..................................................     7
     Section 3.2     No Violations............................................     7
     Section 3.3     Title....................................................     8
     Section 3.4     Balance Sheet............................................     8
     Section 3.5     [Intentionally Left Blank]...............................     8
     Section 3.6     Litigation and Contracts.................................     8
     Section 3.7     Compliance with Applicable Law...........................     9
     Section 3.8     Employee Benefit Plans...................................     9
     Section 3.9     Labor Relations..........................................    10
     Section 3.10    Full Disclosure..........................................    10
     Section 1.11    No Undisclosed Liabilities...............................    10
     Section 3.12    Transactions with Affiliates.............................    10
     Section 3.13    Taxes....................................................    11

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.....................    11

     Section 4.1     Organization and Authority of the Purchaser..............    11
     Section 4.2     No Violations............................................    12
     Section 4.3     Brokers' and Finders' Fees...............................    12

ARTICLE 5 COVENANTS  .........................................................    12
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     Section 5.1     Post-Closing Covenants...................................    12

ARTICLE 6 SURVIVAL; INDEMNIFICATION...........................................    14

     Section 6.1     Survival Periods.........................................    14
     Section 6.2     Indemnification Amounts..................................    14
     Section 6.3     Indemnification..........................................    14
     Section 6.4     Third Party Claims.......................................    15
     Section 6.5     Exclusive Remedy.........................................    16
     Section 6.6     Tax......................................................    16
     Section 6.7     Right of Setoff..........................................    16

ARTICLE 7 MISCELLANEOUS.......................................................    17

     Section 7.1     Fees.....................................................    17
     Section 7.2     Notices..................................................    17
     Section 7.3     Descriptive Headings.....................................    18
     Section 7.4     Counterparts.............................................    18
     Section 7.5     Entire Agreement.........................................    18
     Section 7.6     Governing Law............................................    18
     Section 7.7     Severability.............................................    18
     Section 7.8     Amendment................................................    18
     Section 7.9     Binding Effect; No Assignment............................    18

          THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of this 20th day of July 2001, by and between Interliant Services, Inc. an Ohio corporation ("Newco"), Interliant Consulting and Professional Services, Inc., a Massachusetts corporation (the "Seller"), Interliant Managed Application Solutions, Inc., a Delaware corporation and a wholly owned subsidiary of the Seller (the "Company") Interpath Communications, Inc., a Delaware corporation ("Interpath") and IMAS Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Interpath (the "Purchaser").

                              W I T N E S S E T H

          WHEREAS, the Company conducts a managed and co-location hosting business, including implementation and management of enterprise resource planning and customer relationship management applications (the "Business);

          WHEREAS, immediately prior to the execution of this Agreement, the Company and Newco, a wholly-owned subsidiary of the Seller, entered into the Business Separation Agreement (as defined herein) whereby the Company transferred to Newco. all assets, liabilities, contracts and employees, except for those certain assets liabilities, contracts and employees retained by the Company as required to service the PeopleSoft customers, Onyx customers and certain other managed hosting customers; and

          WHEREAS, the Purchaser has agreed to acquire from the Seller, and the Seller has agreed to sell to the Purchaser, all of the outstanding shares of common stock, par value $.01 per share, of the Company (the "Company Shares") on the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE 1

                          SALE AND PURCHASE OF SHARES

        Section 1.1    Company Shares.  Upon the terms and subject to the
                       --------------
conditions of this Agreement, at the Closing (as defined below), the Seller shall sell and deliver to the Purchaser and the Purchaser shall purchase and acquire the Company Shares.

        Section 1.2    [Intentionally Left Blank]
                       --------------------------

        Section 1.3    Closing.  Upon the terms and subject to the conditions of
                       -------
this Agreement, the consummation of the transactions contemplated by this Agreement (the "Closing") will take place on the date hereof at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, NY, NY 10019, or at such other time or at such other place as shall be agreed upon by the parties. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

        Section 1.4    Purchase Price.  In consideration for the sale and
                       --------------
transfer of the Company Shares, the Purchaser shall pay to Seller the following amounts, subject to Section 6.7:

        (a) within thirty (30) days after the end of the Earnout Period, Purchaser will pay to Seller an amount calculated as follows:

              (i) for each one dollar of Hosting Revenue received by the Company during the Earnout Period under the Customer Agreements for the Contracted Services which are renewed within 90 days of the Closing Date for a period of at least 36 months from the Closing Date (and with respect to Customer Agreements with a remaining term of at least 36 months as of the Closing Date, provided that no notice of termination of such Customer Agreement is received during the Earnout Period), Purchaser will pay to Seller an amount equal to $0.55. For purposes of this Agreement, Hosting Revenue shall mean all cash received by the Company for services rendered from and after the Closing Date as recurring hosting application revenue as recorded in the historical general ledger of the Company under the account codes 30500 (Data Center), 10300 (Solution Center) and 10600 (CRM). "Earnout Period" shall mean the twelve (12) months following the Closing Date. "Customer Agreements" shall mean the existing agreements with the customers set forth under the heading "Customers" in
Schedule 1.4(a). "Contracted Services" shall mean those services contracted under the Customer Agreements as of the Closing Date.

              (ii) for each one dollar of Hosting Revenue received by the Company during the Earnout Period under the Customer Agreements for the Contracted Services which are renewed within 90 days of the Closing Date for a period of at least 24 months but less than 36 months from the Closing Date (and with respect to Customer Agreements with a remaining term of at least 24 months but less than 36 months as of the Closing Date, provided that no notice of termination of such Customer Agreement is received during the Earnout Period), Purchaser will pay to Seller an amount equal to $0.40;

               (iii) for each one dollar of Hosting Revenue received by the Company during the Earnout Period under the Customer Agreements for the Contracted Services which are renewed within 90 days of the Closing for a period of at least 12 months but less than 24 months from the Closing Date (and with respect to Customer Agreements with a remaining term of at least 12 months but less than 24 months as of the Closing Date, provided that no notice of termination of such Customer Agreement is received during the Earnout Period), Purchaser will pay to Seller an amount equal to $0.30;

               (iv) for each one dollar of Hosting Revenue received by the Company during the Earnout Period under the Customer Agreements for the

Contracted Services which are not renewed or otherwise due to be renewed or which are renewed within 90 days of the Closing for a period of less than 12 months from the Closing Date, but for which the Company receives monthly Hosting Revenue for at least 12 full months from the Closing Date, Purchaser will pay to Seller an amount equal to $0.20.

                (v) the foregoing Sections 1.4(a)(i) - (iv) shall also be subject to the following:

                     (A) no payments will be due under Section 1.4 if the aggregate Hosting Revenue for the Contracted Services received by the Company is less than $3,000,000.00 during the Earnout Period under all Customer Agreements;

                     (B) payments from Purchaser to Seller under subparagraphs 1.4(a)(i) - (iii) will be payable only if the aggregate Hosting Revenue for the Contracted Services received by the Company is greater than $5,000,000.00 during the Earnout Period under the Customer Agreements which are renewed within 90 days of the Closing Date for a period of at least 12 months from the Closing Date; and

                     (C) payments from Purchaser to Seller under Section 1.4(a)(iv) will be payable only if the aggregate Hosting Revenue for the Contracted Services received by the Company is greater than $3,000,000.00 during the Earnout Period under Customer Agreements which are not renewed or otherwise due to be renewed or which are renewed within 90 days of the Closing for a period of less than 12 months. In the event no payments are made pursuant to Sections 1.4(a)(i)-(iii) as a result of the operation of clause (B) above, Seller shall be entitled to be paid pursuant to Section 1.4(a)(iv) so long as the Company receives Hosting Revenue for the Contracted Services with respect to each Customer Agreement for a period of at least 12 months from the Closing Date and all other conditions for payments pursuant to Section 1.4(a)(iv) are met.

        (b) If within 180 days after the Closing Date, the Purchaser or any related entity enters into an agreement with MASCO, Inc. or Allied Holding, Inc. (the "MASCO Agreement" or the "Allied Holding Agreement") to provide hosting services using the PeopleSoft software ("PeopleSoft Services"), Purchaser will pay to Seller, on the first anniversary of the execution of the MASCO Agreement or the Allied Holding Agreement (as the case may be), an amount equal to the monthly recurring fees for the PeopleSoft Services to be paid by MASCO, Inc. or Allied Holding, Inc. (as the case may be) to the Company during the first 12 months of the MASCO

     Agreement or the Allied Holding Agreement (as the case may be) multiplied by the applicable percentage below:

                -----------------------------------------------
                Initial Term           Percentage of first 12
                                       months recurring fees
                                       for PeopleSoft Services
                -----------------------------------------------
                12 months or more      10%
                -----------------------------------------------
                24 months or more      40%
                -----------------------------------------------
                36 months or more      60%
                -----------------------------------------------

Purchaser agrees that, if the Purchaser or any related entity enters into an agreement with either MASCO, Inc. or Allied Holding, Inc. as contemplated by this Section 1.4(b), it will assume the obligation for, or reimburse Seller with respect to, the set up of infrastructure required for services to be provided under such contracts, to the extent the Purchaser determines that the infrastructure provided is customary for the services to be provided, such determination not to be unreasonably withheld, and for commissions under the Company's normal commission plan.

        Section 1.5    Deliveries at Closing.  At the Closing, the parties shall
                       ---------------------
deliver or cause to be delivered the following:

        (a) Seller shall deliver to Purchaser (i) certificates for all of the outstanding Company Shares, duly endorsed in blank, or accompanied by stock powers duly executed in blank, with any necessary stock transfer tax stamps attached or provided for and (ii) the resignations of all members of the board of directors of the Company;

        (b) Purchaser and Seller or an affiliate of Seller shall have executed a co-location agreement providing for the provision of certain services by the Seller from the Seller's Vienna, VA facility in a form mutually satisfactory to the parties (the "Co-Location Services Agreement").

        (c) Purchaser shall have delivered to Seller a copy of the resolutions of its board of directors certified as of the Closing Date by an authorized officer thereof, duly authorizing the execution, delivery and performance by Purchaser of this Agreement and all the transactions contemplated hereby, together with an incumbency certificate as to the persons authorized to execute and deliver such documents on its behalf.

        (d) Seller shall have delivered to Purchaser a copy of the resolutions of the board of directors of Seller certified as of the Closing Date by an authorized officer thereof, duly authorizing the execution, delivery and performance by Seller of this Agreement, and all the transactions contemplated hereby, together with an incumbency certificate as to the persons authorized to execute and deliver such documents on its behalf.

        (e) The representations and warranties of Seller, the Company, and Purchaser contained in this Agreement shall be true and correct in all material respects on and as of the Closing with the same force and effect as though made on and as of the Closing Date except as expressly stated herein to be made as of a specified date.

        (f) The Seller, the Company and Purchaser shall have delivered to the other a certificate signed by an authorized officer of such party, dated as of the Closing Date, as to the matters set forth in Section 1.5(e), in form and substance reasonably satisfactory to the other parties.

        (g) Newco and Interpath shall have delivered an executed sublease in substantially the form of Exhibit A hereto ("Sublease") evidencing the sublease to and the assumption of all obligations of Newco, by Interpath for the lease of the 31st and 33rd floor in the building located at 180 Broad Street Columbus, Ohio ("Sublease Space").

        (h) Seller shall cause its legal counsel, Dewey Ballantine LLP, to deliver an opinion dated as of the Closing Date, in form and substance reasonably satisfactory to Purchaser.

        (i) Purchaser shall cause its legal counsel, McGuire Woods LLP, to deliver an opinion dated as of the Closing Date, in form and substance reasonably satisfactory to Seller.

        (j) The Company and Newco shall have executed a transition services agreement in form mutually satisfactory to the parties.

        (k) Seller shall have delivered to Purchaser an executed Business Separation Agreement between the Company and Newco in a form reasonably satisfactory to Purchaser;

        (l) The Company shall deliver to Purchaser a certificate signed by its Secretary or Assistant Secretary certifying that true and complete copies of each Contract (as defined in Section 2.7), are included in the two (2) three-ring binders previously provided to the Purchaser;

        (m) The Seller and the Company shall have delivered to Purchaser a certificate of the Secretary of State of the jurisdiction of incorporation, formation or organization of Newco as to its due incorporation.;

        (n) Purchaser shall have delivered to Seller a certificate of the Secretary of State of the jurisdiction of incorporation, formation or organization of Purchaser as to its due incorporation; and

        (o) The Company shall have delivered to Purchaser copies of the articles of incorporation, as amended, and bylaws, as amended, or other organizational and governing documents of the Company, as amended to the Closing Date, certified by its secretary or assistant secretary to be true and correct.


                                   ARTICLE 2

                     REPRESENTATIONS AND WARRANTIES OF THE

        The Seller represents and warrants to the Purchaser as follows:

        Section 2.1    Organization and Authority of the Seller.  The Seller is
                       ----------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action on the part of Seller and no other corporate actions or proceedings on the part of the Seller are necessary to authorize this Agreement or for the Seller to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally and except as limited by general principles of equity.

        Section 2.2    Ownership of Company Shares.  The Seller is the sole
                       ---------------------------
beneficial and record owner of all of the issued and outstanding shares of capital stock of the Company. The Seller has good and valid title to the Company Shares, free and clear of any security interests, pledges, mortgages, liens, claims or encumbrances of any kind whatsoever ("Liens") and, at the Closing, the Seller shall deliver such shares to the Purchaser, free and clear of any Liens. The Company Shares are not subject to any voting agreements.

        Section 2.3    No Violations.  Neither the execution and delivery of
                       -------------
this Agreement by the Seller nor the consummation by the Seller of the transactions contemplated by this Agreement will (i) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of the Seller, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, agreement, permit, license, lease, purchase order, sales order, arrangement or other commitment or obligation to which the Seller is a party or by which the Seller may be bound or (iii) violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to the Seller, except in the case of (ii) or (iii) such conflicts breaches or violations which would not prevent or delay the consummation of the transactions contemplated by the Agreement.

        Section 2.4    Brokers' and Finders' Fees.  Seller has not incurred, nor
                       --------------------------
will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby which would result in a third party having a claim against the Purchaser arising from the non-payment of any such fees, commissions or similar charges.

        Section 2.5    Full Disclosure.  None of the representations and
                       ---------------
warranties made by the Seller in this Agreement or on any Disclosure Schedule contains or will contain any untrue statement of a material fact or omits any material fact the omission of which would make the statements made misleading.

                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to the Purchaser as follows:

        Section 3.1    Organization and Authority of the Company; Company
                       --------------------------------------------------
Shares.  (a)  The Company is a corporation duly organized, validly existing and
------
in good standing under the laws of the jurisdiction of its organization and has all requisite corporate power and authority to own, lease or operate its properties and assets and to carry on its business as now being conducted. The Company is duly qualified to do business in the jurisdictions set forth in
Section 3.1 of the Disclosure Schedules and is in good standing and is duly licensed, authorized or qualified to transact business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means, a material adverse effect on the business, results of operations, financial or other condition of the Company, in each case, taken as a whole.

          The authorized capital stock of the Company consists exclusively of 1,000 Company Shares, of which 100 Company Shares are issued and outstanding. The Company Shares are duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights. There are no options, warrants, rights or agreements obligating the Company to issue or sell any shares of capital stock or other equity interests of the Company, or any security convertible into or exchangeable for any such shares of capital stock or other equity interests of the Company. The Company does not own, directly or indirectly, any capital stock or other equity interest in any entity.

        Section 3.2    No Violations.  Neither the execution and delivery of
                       -------------
this Agreement by the Company nor the consummation by the Company of the transactions contemplated by this Agreement will (i) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of the Company, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, agreement, permit, license, lease, purchase order, sales order, arrangement or other commitment or obligation to which the Company is a party or by which the Company may be bound or (iii) violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to the Company, except in the case of (ii) or (iii) such conflicts breaches or violations which would not prevent or delay the consummation of the transactions contemplated by this Agreement.

        Section 3.3    Title. The Company has good and valid title to all of its
                       -----
assets, properties and rights, free and clear of any Liens, other than Permitted Liens (as defined below).

"Permitted Liens" means mechanics', carriers', workers' and other similar Liens and Liens arising or incurred in the ordinary course of business (which, to the Company's knowledge, none exist) which, in the aggregate, do not exceed $50,000 and Liens arising under the capitalized leases set forth on the May Balance Sheet.

        Section 3.4    Balance Sheet.  Section 3.4 of the Disclosure Schedule
                       -------------
sets forth the unaudited balance sheet of the Business as of May 31, 2001 (the "May Balance Sheet"). The May Balance Sheet fairly presents the financial position of the Business as of the date thereof. The May Balance Sheet has been prepared in accordance with GAAP consistently applied during the periods involved, except as otherwise noted therein and except with respect to the absence of notes thereto. All accounts receivable reflected on the May Balance Sheet represent sales actually made in the ordinary course of business, and are reflected on the May Balance Sheet net of reserves, which have been calculated in accordance with GAAP.

        Section 3.5    [Intentionally Left Blank]
                       --------------------------

        Section 3.6    Litigation and Contracts  (a) Section 3.6 of the
                       ------------------------
Disclosure Schedule sets forth all customer contracts and all other material leases, licenses, contracts or agreements ("Contracts") to which the Company is a party. Except as set forth in Section 3.6(a) of the Disclosure Schedule, to the knowledge of the Company (except with respect to any claims relating to the Contracts, as to which the Company is making this representation without any knowledge qualifier) there is no claim, action, suit, proceeding, investigation (collectively, a "Proceeding") pending or, to the knowledge of the Company, threatened against the Company by any third party. Set forth in Section 3.6(a) of the Disclosure Schedule is a list of all customer complaints received by the Company in writing relating to any of the Contracts.

        (b) The Company has delivered to the Purchaser true and complete copies of each of the Contracts. Except as set forth in Section 3.6(b) of the Disclosure

Schedule, (i) the copy of each Contract delivered to the Purchaser, to which the certificate described in Section 1.5(l) relates, represents in each case the entire agreement between the Company and the customer, and includes all amendments, statements of work, change orders and other revisions thereto, (ii) except as set forth in each Contract or pursuant to applicable law (none of which are known by the Company to be applicable), there are no obligations or liabilities of the Company thereunder, (iii) each Contract is in full force and effect, and (iv) there exists no material event of default, event, occurrence or act which, with the giving of notice, the lapse of time or the happening of a further event or condition, would result in a default thereunder by the Company or, to the knowledge of the Company, the other party thereto, other than overdue account receivables that are reflected on the May Balance Sheet.

        (c) Set forth on Section 3.6(c) of the Disclosure Schedule is a list of all material software licenses, sublicenses and other agreements to which the Company is a party that are currently used by the Company to operate the Business under the Contracts, except such licenses, sublicenses and other agreements relating to generally available retail software.

        Section 3.7    Compliance with Applicable Law.  (a)  The Company
                       ------------------------------
possesses all permits, licenses, variances, exemptions, orders, approvals and authorizations of all governmental entities necessary for the lawful conduct of the Business as currently conducted (the "Permits"), except where the failure to hold such Permits would not have a Material Adverse Effect.

        (b) The Company is in compliance with all Permits, writs, judgments, injunctions, decrees and settlements and applicable laws, ordinances, zoning regulations, codes, rules, regulations and policies of any governmental entity, except for violations which would not have a Material Adverse Effect on the Company.

        Section 3.8    Employee Benefit Plans.  The events contemplated by this
                       ----------------------
Agreement (either alone or together with any other event) will not (w) entitle any present or former employees, officers or directors of the Company to severance pay, unemployment compensation, or other similar payments under any compensation or benefit plan, agreement, arrangement or commitment (including, but not limited to, "employee benefit plans", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), which is maintained by the Company ("Employee Plan") or law, (x) accelerate the time of payment or vesting or increase the amount of compensation or benefits due under any Employee Plan, (y) result in any payments (including parachute payments within the meaning of Section 280G of the Code) under any Employee Plan.

        The Company is in compliance in all material respects with all laws and orders relating to the employment of labor, including, without limitation, all such laws and orders relating to wages, hours, discrimination, civil rights, immigration, safety and the collection and payment of withholding and/or Social Security taxes and similar taxes.

        Section 3.9    Labor Relations.  (a)  Except as set forth in Section
                       ---------------
3.9(a) of the Disclosure Schedule, there is no unfair labor practice, charge or complaint or other proceeding pending or, to the knowledge of the Company, threatened against the Company before the National Labor Relations Board or any other governmental entity.

        (b) Except as set forth in Section 3.9(b) of the Disclosure Schedule, there is no labor strike, slowdown or stoppage pending or, to the knowledge of the Company , threatened, against the Company.

        (c) Except as set forth in Section 3.9(c) of the Disclosure Schedule, there are no pending collective bargaining negotiations relating to the employees of the Company.

        (d)   Except as set forth in Section 3.9(d) of the Disclosure Schedule,
(i) there are no agreements with, or pending petitions for recognition of, a labor union or association as the exclusive bargaining agent for any or all of the employees of the Company, (ii) no such petitions have been pending within the past two (2) years and (iii) to the knowledge of the Company, there has not been any general solicitation of representation cards by any union seeking to represent the employees of the Company as their exclusive bargaining agent at any time within the past two (2) years.

        Section 3.10    Full Disclosure.  None of the representations and
                        ---------------
warranties made by the Company in this Agreement or on any Disclosure Schedule contains or will contain any untrue statement of a material fact or omits any material fact the omission of which would make the statements made misleading. There is no fact known to the Company which would have a Material Adverse Effect on the Company that has not been set forth herein or heretofore communicated to Purchaser.

        Section 3.11    No Undisclosed Liabilities.  Except as set forth in
                        --------------------------
Section 3.11 of the Disclosure Schedule, since the date of the May Balance Sheet, no liabilities (absolute, accrued, contingent or otherwise), debts, obligations or claims against the Company have been incurred, except (i) liabilities, debts, obligations or claims incurred in the ordinary course of business consistent with past practice, (ii) liabilities, debts, obligations or claims that would not have a Material Adverse Effect and (iii) obligations under the Contracts or otherwise expressly disclosed in the other Schedules or Exhibits to this Agreement.

        Section 3.12    Transactions with Affiliates.  Except as set forth in
                        ----------------------------
Section 3.12 of the Disclosure Schedule, the Company has no outstanding liabilities or obligations for amounts owing to or from, or leases, contracts or other commitments or arrangements with the Seller or stockholders, directors, officers, employees or other affiliates of the Seller or Newco.

        Section 3.13    Taxes.  Except as set forth on Section 3.13 of the
                        -----
Disclosure Schedule, the Company has (i) timely filed all material tax returns, declarations, reports, estimates, information returns and statements in respect of any Taxes ("Tax Returns") required to be filed or sent by or with respect to the Company, (ii) timely paid all Taxes that are or were due and payable as shown on such Tax Return, (iii) no liability for Taxes with respect to any taxable period, or portion thereof, ending on or before the Closing Date that is in excess of the reserve for taxes reflected on the May Balance Sheet, and (iv) complied in all material respects with all applicable laws, rules and regulations relating to the withholding and payment of Taxes and have timely withheld and paid over to the proper governmental authorities all amounts required to be withheld and paid over under all applicable laws. There are no Liens for Taxes upon the assets of the Company except Liens for Taxes not yet due. No property of the Company is property that the Company is or will be required to treat as being owned by another person pursuant to Section 168(f)(8) of the Code (prior to amendment by the Tax Reform Act of 1986) or its "tax-exempt use property" within the meaning of Section 168(h) of the Code. No claim has been made by any taxing authority with respect to the Company in a jurisdiction where the Company does not file Tax Returns that the Company is subject to taxation by that jurisdiction. No deficiency for Taxes has been proposed, asserted or assessed in writing against the Company which has not been resolved. No state, local or foreign audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns with respect to any separate Tax Return of the Company. The Company (i) is not a party to any agreement providing for the allocation, sharing or indemnification of Taxes by contract or otherwise and (ii) is not required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by the Company. For purposes of this Agreement, "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, occupancy, rent, transaction, property or other taxes, customs, duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (including, without limitation, any state, local, federal or other taxing authority, whether domestic or foreign).

                                   ARTICLE 4

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to Seller as follows:

        Section 4.1    Organization and Authority of the Purchaser.  The
                       -------------------------------------------
Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement.

The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action on the part of Purchaser and no other corporate actions or proceedings on the part of the Purchaser are necessary to authorize this Agreement or for the Purchaser to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally and except as limited by general principles of equity.

        Section 4.2    No Violations.  Neither the execution and delivery of
                       -------------
this Agreement by the Purchaser nor the consummation by the Purchaser of the transactions contemplated by this Agreement will (i) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of the Purchaser, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, agreement, permit, license, lease, purchase order, sales order, arrangement or other commitment or obligation to which the Purchaser is a party or (iii) violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to the Purchaser except in the case of (ii) or (iii) such conflicts, breaches or violations which would not prevent or delay the consummation of the transactions contemplated by this Agreement.

        Section 4.3    Brokers' and Finders' Fees.  Purchaser has not incurred,
                       --------------------------
nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby which would result in a third party having a claim against the Seller arising from the non-payment of any such fees, commissions or similar charges.

                                   ARTICLE 5

                                   COVENANTS

        Section 5.1    Post-Closing Covenants.  The Parties agree as follows:
                       ----------------------

        (a)   Employee Solicitation.  During the term of this Agreement, and for
              ---------------------
a period of 12 months after Closing, the parties agree that they will not participate, directly or indirectly, in offering employment to, or otherwise interfering with the employment of, (i) in the case of the Seller and Newco, any of the employees of the Company or (ii) in the case of Purchaser and Interpath, any of the employees of Seller or Newco. The foregoing restrictions shall not restrict the right of the parties to (i) solicit the employment of the personnel of the other parties after such personnel have separated or have been separated from the service of such other parties, provided that the soliciting party did not induce such separation and (ii) solicit or recruit generally in the media, and shall not prohibit the parties from hiring, without the prior written consent of the other parties, any personnel of such other parties who answers any general advertisements or who otherwise voluntarily applies for hire without having been initially personally solicited or recruited by the hiring party.

        (b)   Noncompetition Agreement of Seller. Seller and Newco agree that
              ----------------------------------
they will not (a) for 18 months from the Closing Date, directly or indirectly, solicit or enter into an engagement to provide PeopleSoft hosting services, PeopleSoft training services or Onyx hosting services (collectively, the "Business Services") to the Company's customers, except as provided under this Agreement or any other agreement between Seller, Newco and the Company, and (b) disclose to any person or use for their own benefit or for the benefit of any other person any confidential information of the Company or relating to the following aspects of the Business Services: price lists, pricing data, product information, processes and formula.

        (c)   Taking of Necessary Action; Further Action.  If, at any time
              ------------------------------------------
after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Purchaser with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, the officers and directors of Newco and Seller will take all such lawful and necessary action.

        (d) Seller hereby guarantees to Purchaser the performance of the obligations, including payment obligation, of Newco under Article 6 of this Agreement.

        (e) Interpath hereby guarantees to Seller the performance of the obligations, including payment obligation, of Purchaser under Section 1.4 and
Article 6 of this Agreement.

        (f) Seller shall indemnify and hold harmless Interpath, the Purchaser and their Representatives (as defined below) without limitation under the terms of Section 6.4 from any Damages that arise from any obligations of Newco under the Sublease or related documents.

        (g) Pursuant to the Business Separation Agreement, the Schedules 1.1(b) and 1.2(b) (the "Final Schedules") to the Business Separation Agreement will be updated only to include current assets and current liabilities and all other assets and liabilities (determined in accordance with GAAP (as defined below) as applied in the May Balance Sheet (the "Current Assets" and "Current Liabilities"). At the Closing, the net Current Assets minus the net Current Liabilities ("Working Capital") shall be at least zero. If the Working Capital is less than zero then the negative amount will either be (i) offset against any amounts due to Seller under the Agreement or (ii) if no fees are due to Seller at the end of the Earn-Out Period, then any negative amounts not offset shall be paid to Purchaser within thirty (30) days of the end of the Earn-Out Period.

                                   ARTICLE 6

                           SURVIVAL; INDEMNIFICATION

        Section 6.1    Survival Periods.  All representations and warranties of
                       ----------------
the parties contained in this Agreement, the Disclosure Schedule or any certificate delivered in connection herewith shall survive the Closing until one
(1) year from the Closing Date. The covenants and agreements of the parties hereto shall survive the Closing in accordance with their terms. For purposes of this Agreement, the representations and warranties of the Seller and the Company contained herein shall be deemed to include the Disclosure Schedule and the representations and warranties of the Purchaser contained herein shall be deemed to include the Disclosure Schedule.

        Section 6.2    Indemnification Amounts.  (a)  Seller and Newco shall not
                       -----------------------
be obligated to indemnify the Purchaser or its Representatives for any Damages pursuant to Section 6.3(a)(i) in excess of an aggregate amount for all such Damages equal to the lesser of $1,000,000 and the aggregate amounts received by the Seller pursuant to Section 1.4 of this Agreement. Claims pursuant to Section 6.3(a)(ii) shall be indemnified without limitation.

        (b) The Purchaser shall not be obligated to indemnify the Seller or its Representatives for any Damages in excess of an aggregate amount equal to the lesser of $1,000,000 and the aggregate amounts payable by the Purchaser pursuant to Section 1.4 of this Agreement.

        (c) Notwithstanding anything to the contrary in this Article 6, no amount shall be payable to Purchaser in indemnification pursuant to Section 6.3(a), unless the Damages exceed $50,000 in the aggregate. In the event the aggregate amount of such Damages exceeds $50,000, then the Seller and Newco shall be liable for the full amount of such Damages, including the first $50,000.

        Section 6.3    Indemnification.  Subject to the other provisions of this
                       ---------------
Article 6, from and after the Closing:

        (a) Newco shall indemnify and hold harmless the Purchaser and its affiliates, each of the Purchaser's and its affiliates' directors, officers, employees, representatives and agents (collectively, the "Representatives") from and against any costs or expenses (including reasonable attorneys' fees), judgments, Taxes fines, losses, claims and damages (collectively, "Damages") to the extent they are the result of (i) any breach of any representation or warranty or failure to perform any covenant made by the Seller or the Company under this Agreement or the Disclosure Schedule, and (ii) any claims (A) relating to any assets or liabilities that were transferred by the Company to Newco pursuant to the terms of the Business Separation Agreement or

(B) that arose out of the operation of the Business prior to the Closing Date (collectively, the "Purchaser Damages").

        (b) The Purchaser shall indemnify and hold harmless the Seller and its Representatives from and against any Damages to the extent they arise out of and are the result of any breach of any representation or warranty or failure to perform any covenant made by the Purchaser under this Agreement or the Disclosure Schedule (collectively, the "Seller Damages"). The Seller and its Representatives, on the one hand, and the Purchaser and its Representatives, on the other hand, as the case may be, are referred to herein as the "Indemnified Parties."

        (c) In the event the Purchaser is entitled to make a claim for indemnification under Section 6.3(a), provided that the Purchaser makes a written claim for indemnification against Newco pursuant to Section 6.3(a) on or prior to the date of expiration of the applicable survival period, then Newco agrees to indemnify the Purchaser from and against any Damages the Purchaser may suffer through and after the date of the claim for indemnification (including any Damages the Purchaser may suffer after the end of the applicable survival period).

        Section 6.4    Third Party Claims.  (a)  If an Indemnified Party intends
                       ------------------
to seek indemnification pursuant to this Article 6, such Indemnified Party shall promptly notify Newco or the Purchaser, as the case may be (the "Indemnifying Party"), in writing of such claim describing such claim in reasonable detail; provided, that the failure to provide such notice shall not affect the
--------
obligations of the Indemnifying Party unless it is actually and materially prejudiced thereby, subject, however, to the time periods specified in Section
6.1 hereof. In the event that such claim involves a claim by a third party against the Indemnified Party, the Indemnifying Party shall have 30 days after receipt of such notice to decide whether it will undertake, conduct and control, through counsel of its own choosing and at its own expense, the settlement or defense thereof, and if it so decides, the Indemnified Party shall cooperate with it in connection therewith; provided, that the Indemnified Party may
                                 --------
participate in such settlement or defense through counsel chosen by it; and provided, further, that the fees and expenses of such counsel shall be borne by
--------  -------
the Indemnified Party. Notwithstanding anything in this Section 6.4(a) to the contrary, the Indemnifying Party may, without the consent of the Indemnified Party, settle or compromise any action or consent to the entry of any judgment which includes as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a duly executed written release of the Indemnified Party from all liability in respect of such action, which release shall be reasonably satisfactory in form and substance to counsel for the Indemnified Party. If the Indemnifying Party does not notify the Indemnified Party within 30 days after the receipt of the Indemnified Party's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the Indemnified Party shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement; provided, that any such settlement shall include as an
                --------
unconditional term thereof the delivery by the claimant or plaintiff to the Indemnifying Party of a duly executed written release of the Indemnifying Party from all liability in respect of such action.

        (b) Each party shall cooperate fully with each other party in all aspects of any investigation, defense, pre-trial activities, trial, compromise, settlement or discharge of any claim in respect of which indemnity is sought pursuant to Article 6, including, but not limited to, providing the other party with reasonable access to employees and officers (including as witnesses) and other information.

        Section 6.5    Exclusive Remedy.  Except as set forth below, the
                       ----------------
indemnification provisions of this Article 6 shall be the exclusive remedy following the Closing for any breaches or alleged breaches of any representation, warranty or other provision of this Agreement, the Disclosure Schedules, or any failure or alleged failure to perform any covenant hereunder or with respect to any other Damages, except to the extent that Damages for such breach are finally determined by a court of competent jurisdiction to have been caused by the fraud or willful misconduct of the breaching party. Each of the parties hereto, on behalf of itself and its Representatives, agrees not to bring any actions or proceedings, at law, equity or otherwise, against any other party or its Representatives, in respect of any breaches or alleged breaches of any representation, warranty or other provision of this Agreement or any failures or alleged failures to perform any covenant hereunder, except pursuant to the express provisions of this Article 6.

        Section 6.6    Tax.  The amount of any Damages suffered by an
                       ---
Indemnified Party shall be reduced by any tax benefit which such party or its Representatives receives in respect of or as a result of such Damages or the facts or circumstances relating thereto. If any Damages for which indemnification is provided hereunder are subsequently reduced by any tax benefit, the amount of such reduction shall be remitted to the Indemnifying Party.

        Section 6.7    Right of Setoff.  Purchaser shall be entitled to offset
                       ---------------
the amount of any Damages for which it is entitled to indemnification under this
Article 6 against any amounts then owing by Purchaser to Seller. Without limiting the generality of the foregoing, Purchaser shall be authorized to withhold payment an any such amounts otherwise due to Seller to satisfy any claims for Damages which are the subject of any claim for indemnification under this Article 6 until the earlier of (i) such time as Purchaser and Seller have agreed in writing on the amount of Damages to which Purchaser is entitled in respect of such claim or (ii) until such claim has been resolved by a final judgement of a court of competent jurisdiction or an administrative agency having the authority to determine the amount of, and liability with respect to, the item resulting in Damages for which indemnification is sought and the denial of, or expiration of all rights to, appeal related thereto.

                                   ARTICLE 7


                                 MISCELLANEOUS

        Section 7.1    Fees.  Each party shall be responsible for its costs and
                       ----
expenses incurred in connection with the transactions contemplated by this Agreement, including, without limitation, the fees, disbursements and other charges of counsel.

        Section 7.2    Notices.  All notices and other communications hereunder
                       -------
shall be in writing and shall be deemed given upon receipt if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a)  if to Seller or Newco, to:

             c/o Interliant, Inc.
             Two Manhattanville Road
             Purchase, NY 10577
             Attention:  General Counsel
             Telecopy:  (914) 694-1190

             with a copy to:

             Dewey Ballantine LLP
             1301 Avenue of the Americas
             New York, NY 10019
             Attention:  E. Ann Gill
             Telecopy:  (212) 259-6333

        (b)  if to Purchaser, to:

             RSP Acquisition Corporation
             1700 Perimeter Park
             Morrisville, NC 27560
             Attention:  Louis Salamone
             Telecopy:  (877) 650-7050

             with a copy to:

             McGuireWoods LLP
             Bank of America Corporate Center
             100 N. Tryon Street, Suite 2900
             Charlotte, NC  28202
             Attention:  Jeffrey S. Hay, Esq.
             Telecopy:  (704) 373-8935

        Section 7.3    Descriptive Headings.  The descriptive headings herein
                       --------------------
are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

        Section 7.4    Counterparts.  This Agreement may be executed in two or
                       ------------
more counterparts, all of which shall be considered one and the same agreement.

        Section 7.5    Entire Agreement.  This Agreement and the schedules
                       ----------------
hereto constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

        Section 7.6    Governing Law.  This Agreement shall be governed and
                       -------------
construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflicts of law.

        Section 7.7    Severability.  This Agreement shall be deemed severable;
                       ------------
the invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of this Agreement or of any other term hereof, which shall remain in full force and effect.

        Section 7.8    Amendment.  This Agreement may be amended at any time by
                       ---------
the parties hereto, but only by an instrument in writing signed on behalf of each of the parties hereto.

        Section 7.9    Binding Effect; No Assignment.  This Agreement shall be
                       -----------------------------
binding upon and inure to the benefit of the parties and their respective successors and legal representatives. This Agreement is not assignable by any party hereto without the prior written consent of the other party hereto; provided, however, that a party may assign its rights and obligations under this Agreement to an affiliate, provided that such assigning party retains all liability under this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                         IMAS ACQUISITION CORPORATION


                         By:
                            ----------------------------------
                            Name:
                            Title:


                         INTERPATH COMMUNICATIONS, INC.


                         By:
                            ----------------------------------
                            Name:
                            Title:


                         INTERLIANT MANAGED APPLICATION SOLUTIONS, INC.


                         By:
                            ----------------------------------
                            Francis J. Alfano
                            President


                         INTERLIANT CONSULTING AND PROFESSIONAL SERVICES, INC.


                         By:
                            ----------------------------------
                            Name:
                            Title:


                         INTERLIANT SERVICES, INC.


                         By:
                            ----------------------------------
                            Name:
                            Title: